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                                NCO GROUP, INC.
                            1996 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS


         1.       Purpose of Plan

                  The purpose of the 1996 Stock Option Plan for Non-Employee Directors (the "Plan") contained herein is to enhance the ability of NCO Group, Inc. a Pennsylvania corporation (the "Company") to attract, retain and motivate members of its Board of Directors and to provide additional incentive to members of its Board of Directors by encouraging them to invest in shares of the Company 's common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, to the mutual benefit of directors, employees and shareholders. The Plan has been restated on August 4, 1998 to reflect: (i) amendments approved by the Board on April 10, 1997 and by the shareholders on June 23, 1997 (the "Amendments") and (ii) the adjustments required by the 3-for-2 stock split paid in December 1997.

         2.       Aggregate Number of Shares

                  150,000 shares of the Company's common stock, no par value ("Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan. No adjustment shall be made with respect to the 46.56-for-1 stock split effected in September 1996.



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         3.       Participation

                  Each director of the Company at the close of business on the date that the Amendments to the Plan were adopted by the Board of Directors (the "Effective Date") who is not an employee of the Company or any Company subsidiary corporation automatically shall be granted an option to purchase 15,000 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof). Thereafter, each person who is not an employee of the Company or any Company subsidiary corporation on the date of grant of an option hereunder and who is first (i) appointed as a director by the Board of Directors to fill any vacancy on the Board (an "Appointment"); or (ii) elected as a director of the Company at any annual or special meeting of shareholders of the Company automatically shall be granted, as of the date of such Appointment ("Appointment Date") or such election, as the case may be, an initial option to purchase 3,000 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof). Thereafter, each person who is not an employee of the Company or any Company subsidiary corporation on the date of grant of an option hereunder and who (i) is reelected as a director of the Company at any annual or special meeting of shareholders of the Company; or
(ii) continues as a director of the Company at any annual or special meeting of shareholders of the Company at which directors of the Company are elected or reelected automatically shall be granted, as of the date of each such annual or special meeting of shareholders, an option to purchase 3,000 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof); provided, however, that if at any time there are insufficient shares then available for grant under this Plan to all persons who are to receive a option on such date, then each such person automatically shall be granted an option to purchase such lower number of shares as shall be equal to the number of shares then available (if any) for grant under this Plan multiplied by a fraction, of which the numerator shall be the full number of shares for which such person was supposed to receive an option and the denominator shall be the total full number of shares for which all such persons were supposed to receive an option under this Plan on such date, subject, however, to the provisions of Section 6 hereof, but in no event shall any such person receive an amount of options in excess of that which such person was to receive under this Plan if sufficient shares had been available. The Effective Date, the Appointment Date, or the election or reelection of directors at an annual or special meeting of shareholders after the Effective Date of the Plan, as the case may be, shall constitute the grant of the option and the date of the grant of such option to each such director.


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         4.       Administration of Plan

                  This Plan shall be administered by the Board of Directors of the Company. The Board of Directors of the Company shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Board of Directors of the Company shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board of Directors of the Company on a particular matter shall constitute the act of the Board of Directors of the Company on such matter. The Board of Directors of the Company shall have the exclusive right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of this Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Board of Directors of the Company shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board of Directors, or for the acts or omissions of any other members of the Board of Directors.

         5.       Non-Qualified Stock Options, Option Price and Term

                  (a) Options issued pursuant to this Plan shall be non-qualified stock options. A non-qualified stock option is an option which does not satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option price for the non-qualified stock options issued under this Plan shall be equal to the fair market value, as determined by the Board of Directors of the Company, of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq National Market or Nasdaq SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the Nasdaq National Market or Nasdaq SmallCap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Board of Directors to equal the fair market value per share of the Common Stock.




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         (b) Options issued pursuant to this Plan shall be issued
substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Options shall expire ten years after the date they are granted, unless terminated earlier as provided herein.

         6.       Amendment, Supplement, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date this Plan is approved by the shareholders of the Company. The Board of Directors of the Company reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors of the Company. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

         7.       Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject however to approval by the holders of the Company's Common Stock.


         8.       General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director the right to continue as a director of the Company or interfere in any way with the rights of the Company to terminate him as a director.



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                  (b) Corporate action constituting an offer of stock for sale to any director under the terms of the options to be granted hereunder shall be deemed complete as of the Effective Date, the Appointment Date, or the date of the annual or special meeting of shareholders at which directors of the Company are elected or reelected, as the case may be, regardless of when the option is actually delivered to the director or acknowledged or agreed to by him.

                  (c) The term "subsidiary corporation" as used throughout this Plan shall mean a corporation in which the Company owns, directly or indirectly, shares of stock representing fifty percent or more of the outstanding voting power of all classes of stock of such corporation at the time of the granting of an option under this Plan.

                  (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.




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                                  APPENDIX I

                          NON-QUALIFIED STOCK OPTION

To:       _____________________________________________________________________
                                     Name

          _____________________________________________________________________
                                    Address

Date:     _____________________________________________________________________

         You are hereby granted an option, effective as of the date hereof, to purchase shares of common stock, no par value per share ("Common Stock"), of NCO Group, Inc., a Pennsylvania corporation (the "Company"), at a price of $ per share pursuant to the Company's 1996 Stock Option Plan for Non-Employee Directors (the "Plan").

         Your option may first be exercised on and after the earlier to occur of (i) one year from the date of its grant or (ii) a "change in control" of the Company, as hereinafter defined, but not before that time. On and after the earlier to occur of (i) one year from the date your option is granted or
(ii) a "change in control" of the Company, and prior to ten years from the date of its grant, your option may be exercised in whole, or from time to time in part, for up to the total whole number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as appropriately adjusted for stock dividends, stock splits and what the Board of Directors of the Company deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except if terminated earlier as hereafter provided.

         For purposes of your option, a "change in control" of the Company shall have been deemed to conclusively occur when any of the following events shall have occurred without your prior written consent:

         (1) a change in the constituency of the Company's Board of Directors with the result that individuals (the "Incumbent Directors") who are members of the Board on the date the Plan is approved by the Company's shareholders cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual who is elected or appointed to the Board of Directors after shareholder approval of the Plan and whose nomination for election or appointment was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board of Directors.



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         (2) a person or group acting in concert as described in Section
13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either (i) more than fifty percent of the shares which voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Company's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report. For purposes of this provision any person or group existing on the date the Plan is approved by shareholders shall be excluded from the definition of "a person or group acting in concert."

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Board of Directors) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board


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of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease to be a director of the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reelected or otherwise and regardless of whether the failure to continue as a director was for cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Company or a subsidiary corporation but are or concurrently therewith become a director of the Company or another subsidiary corporation.

         If you die while a director of the Company or a subsidiary corporation, executor or administrator, as the case may be, may, at any time within three months after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship with the Company or a subsidiary corporation is terminated by reason of your becoming disabled, you or your legal guardian or custodian may at any time within three months after the date of such termination (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.



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         In the event of any change in the outstanding shares of the Common
Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board of Directors. No adjustment shall be made with respect to the 46.56-for-1 stock split effected in September 1996.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a)      Until the Plan is approved by the shareholders;

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;



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         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue;

         (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board of Directors) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise; or

         (e) Until the Company has completed a public offering of its Common Stock registered under the Securities Act of 1933, as amended, or has registered any of its Common Stock under the Securities Exchange Act of 1934, as amended.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.



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                  (b) The certificates for Common Stock to be issued to the
optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

         Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective


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counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                            NCO GROUP, INC.


                  (SEAL)

                                            By:  _____________________________


         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


     ________________              _______________________________
            date                             signature

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